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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 18, 2003
                                ----------------

                 Chase Manhattan Bank, USA National Association
                    (on behalf of the Providian Master Trust
                   (formerly the First Deposit Master Trust))
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)

                                   33-59922
                                   33-84844
                                   33-99462
                                   333-22131
                                   333-55817
                                   333-39856
United States                      000-22305               22-2382028
------------------------------ -------------------------   ---------------------
(State or other jurisdiction   (Commission File Numbers)   (IRS Employer
of incorporation)                                          Identification No.)


               White Clay Center, Building 200, Newark, DE        19711
               ---------------------------------------------      -------------
               (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events:

         Providian Master Trust, which was formerly known as First Deposit Master Trust, is the issuer of a number of outstanding series of asset backed securities.

         On February 18, 2003, Chase Manhattan Bank USA, National Association ("Chase USA") distributed monthly payments to the holders of the Providian Master Trust Series 1996-1, Series 1997-2, Series 1999-1, Series 2000-1, Series 2000-2 and Series 2000-3. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits      Description
            ----------    ---------------

            20.1           Monthly Reports with respect to the
                           February 18, 2003 distribution


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                               PROVIDIAN MASTER TRUST

                                               By: CHASE MANHATTAN BANK USA,
                                               NATIONAL ASSOCIATION
                                                               as Servicer


                                               By:  /s/ Patricia M. Garvey
                                               ----------------------------
                                               Patricia M. Garvey
                                               Vice President

Date: February 18, 2003



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                                  EXHIBIT INDEX

                  Exhibits        Description
                  ----------      ---------------

                  20.1 Monthly Reports with respect to the February 18, 2003 distribution